SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 8, 2001

                          Executive Help Services, Inc.
                          -----------------------------
             (Exact name of registrant as specified in its charter)



Delaware                      0-28717                      88-0420405
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(State or other               (Commission File Number)     (IRS Employer
jurisdition of incorporation)                              Idenification Number)

8930 East Raintree Drive, Suite 100, Scottsdale, Arizona   85260
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         (Address of principal executive offices)          (Zip Code)





Registrant's telephone number, including area code:        (480) 444-2014
                                                           --------------

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         (Former name or former address, if changed since last report.)


ITEM 1. Changes in Control of Registrant.
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ITEM 2.  Acquisition or Disposition of Assets.
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ITEM 3. Bankruptcy or Receivership.
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ITEM 4.  Changes in Registrant's Certifying Accountant.
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ITEM 5.  Other Events.
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     On May 8, 2001,  three million  (3,000,000)  shares of the Company's common
stock   beneficially  held  by  Certum  Limited,   a  Jersey,   Channel  Islands
corporation, were returned to the


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Company's treasury.  Certum Limited is owned by Whistler Trust, of which Alan M.
Smith, an officer and director of the company, is the sole beneficiary. Mr. Smith remains an officer and director of the Company.

     Also on May 8, 2001, one million (1,000,000) shares of the Company's common stock beneficially held by Russell Stover Ivy, President of the company, were returned to the treasury. Mr. Ivy remains an officer and director of the company.

ITEM 6.  Resignations of Registrant's Director's
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ITEM 7.  Financial Statements and Exhibits.
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ITEM 8.  Change in Fiscal Year.
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   EXECUTIVE HELP SERVICES, INC.

                                   /s/ Alan M. Smith
                                   ----------------------------------
                                   Alan M. Smith, Secretary, Treasurer, Director


                                   June __, 2001


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